UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2008

SYNCFEED, INC.
(Exact name of registrant as specified in its charter)

Commission File Number 333-142890

Nevada	N/A
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Av. Arenales 335
Cercado, Lima, Peru
 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:  011-511-627-4603

50 West Liberty St., Suite 880
Reno, NV  89501
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 30, 2008, Ms. Yin Cheng Kong, our President, CEO, CFO, Secretary, Treasurer and director, agreed to sell all of her 580,000 shares of our issued and outstanding common stock, and Mr. Wang Zhao, our director, agreed to sell all of his 580,000 shares of our issued and outstanding common stock, for an aggregate of 1,160,000 shares of our common stock to Mr. Antonio Rotundo for an aggregate price of US$58,000 to be paid on or before January 15, 2009.

The closing of the foregoing stock purchase agreement took place on January 9, 2009, and as of such date Mr. Antonio Rotundo is the owner of 1,160,000 shares of our common stock representing approximately 54% of our issued and outstanding common stock.

The foregoing description of the stock purchase transaction does not purport to be complete and is qualified in its entirety by reference to the stock purchase agreement, which was filed with the Form 8-K on December 31, 2008, and which is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant

The information set forth in Item 1.01 above is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

In connection with the forgoing stock purchase agreement, Ms. Yin Cheng Kong agreed to resign as a director and from all officer positions with our company, Mr. Wang Zhao agreed to resign as a director of our company, and Mr. Antonio Rotundo agreed to join the company as a director and the President, CEO, CFO, Secretary and Treasurer.  On January 8, 2009, Ms. Yin Cheng Kong resigned from all officer positions with our company and Mr. Antonio Rotundo was appointed as the President, CEO, CFO, Secretary, Treasurer and a director of our company.  On January 9, 2009, Ms. Ying Cheng Kong and Mr. Wang Zhao resigned as directors of our company.

Mr. Antonio Rotundo is 44 years old and is a mining professional with over 10 years of diverse mining, operations and financial experience.  From 2005 to present, Mr. Antonio Rotundo has been the general manager of AMR Project Peru S.A.C. in Lima, Peru where Mr. Rotundo is in charge of day to day operation of the mining company focusing on gold exploration in Peru.  Mr. Rotundo is also closely involved in AMR Project Peru’s purchase of equipment, negotiating land contracts and mining concessions, supervising environmental studies, setting up camp and mining operation from the beginning and all related financial functions of the company.  From 2004 to 2005, Mr. Rotundo was the operation and logistics manager for American Mining in Guyana where he was responsible for managing the operations of a diamond mine, ordering equipment and supplies, developing and managing relationships with customers and suppliers, developing, implementing and managing new accounting and financial system, and staff and payroll.  Mr. Rotundo was also an officer and director of Ram Gold & Exploration Inc. (Pink Sheets: RMGX) from March 2008 to June 2008, however, Mr. Rotundo resigned from all positions on June 27, 2008.  Mr. Rotundo is not an officer or director of any other reporting issuer at this time.

Business of Syncfeed, Inc.

This information has been previously reported on Form 10-K filed by the Company on EDGAR on June 13, 2008 and is hereby incorporated by reference.

Risk Factors

This information has been previously reported on Form SB-2 filed by the Company on EDGAR on May 11, 2007 and is hereby incorporated by reference.

Financial Information

The Company’s interim financial information for the three month period ended June 30, 2008, and for the six month period ended September 30, 2008 has been previously reported on Forms 10-Q filed by the Company on EDGAR on July 25, 2008 and November 12, 2008, respectively, and is hereby incorporated by reference.

In addition, the Company’s audited financial information for the fiscal year ended March 31, 2008 has been previously reported on Form 10-K filed by the Company on EDGAR on June 13, 2008 and is hereby incorporated by reference.

Properties

This information has been previously reported on Form 10-K filed by the Company on EDGAR on June 13, 2008 and is hereby incorporated by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information subsequent to January 9, 2009 regarding beneficial ownership of Common Stock by (i) each person known by the Company (based on publicly available filings with the SEC) to be the beneficial owner of more than 5% of the outstanding shares of its Common Stock, (ii) each current director, nominee and executive officer of the Company and (iii) all current officers and directors as a group. Except as otherwise indicated below, the shareholders listed possess sole voting and investment power with respect to their shares.

Name and Address of Beneficial Owner	Position	Amount and Nature of Beneficial Ownership	Percent of Common Stock
Antonio Rotundo Av. Arenales 335 Cercado, Lima Peru	President, CEO, CFO, Secretary, Treasurer and Director	1,160,000	54%

All current officers and directors as a group		1,160,000	54%

Directors and Executive Officers

The following sets forth information regarding the Company’s executive officers and directors subsequent to January 9, 2009.

Name	Age	Principal Occupation During the Last 5 Years
Antonio Rotundo President, CEO, CFO, Secretary, Treasurer and Director	44
From 2005 to present, Mr. Antonio Rotundo has been the general manager of the AMR Project Peru S.A.C. in Lima, Peru where Mr. Rotundo is in charge of day to day operation of the mining company focusing on gold exploration in Peru.  Mr. Rotundo is also closely involved in AMR Project Peru’s purchase of equipment, negotiating land contracts and mining concessions, supervising environmental studies, setting up camp and mining operation from the beginning and all related financial functions of the company.  From 2004 to 2005, Mr. Rotundo was the operation and logistics manager for American Mining in Guyana where he was responsible for managing the operations of a diamond mine, ordering equipment and supplies, developing and managing relationships with customers and suppliers, developing, implementing and managing new accounting and financial system, and staff and payroll.  Mr. Rotundo was also an officer and director of Ram Gold & Exploration Inc. (Pink Sheets: RMGX) from March 2008 to June 2008, however, Mr. Rotundo resigned on June 27, 2008.  Mr. Rotundo is not an officer or director of any other reporting issuer at this time.

Executive Compensation

This information has been previously reported on Form 10-K filed by the Company on EDGAR on June 13, 2008 and is hereby incorporated by reference.

Certain Relationships and Related Transactions, and Director Independence.

This information has been previously reported on Form 10-K filed by the Company on EDGAR on June 13, 2008 and is hereby incorporated by reference.

Legal Proceedings

This information has been previously reported on Form 10-Q filed by the Company on EDGAR on November 12, 2008 and is hereby incorporated by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

This information has been previously reported on Form 10-K filed by the Company on EDGAR on June 13, 2008 and is hereby incorporated by reference.

Recent Sales of Unregistered Securities

This information has been previously reported on Form SB-2 filed by the Company on EDGAR on May 11, 2007 and is hereby incorporated by reference.

Description of Registrant’s Securities

This information has been previously reported on Form SB-2 filed by the Company on EDGAR on May 11, 2007 and is hereby incorporated by reference.

Indemnification of Directors and Officers.

This information has been previously reported on Form SB-2 filed by the Company on EDGAR on May 11, 2007 and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1*	Stock Purchase Agreement, dated as of December 30, 2008, by and between Ms. Yin Cheng Kong, Mr. Wang Zhao and Mr. Antonio Rotundo.

* Previously filed on Form 8-K on December 31, 2008 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 12, 2009
SYNCFEED, INC.

By:	/s/ Antonio Rotundo
Name:	Antonio Rotundo
Title:	President and Director